DEJOUR ENTERPRISES LTD.
Suite 1100 – 808 West Hastings Street,
Vancouver, BC V6C 2X4
Telephone: (604) 638-5050

Facsimile: (604) 638-5051

MANAGEMENT INFORMATION CIRCULAR
(contains information as at May 2, 2005)

SOLICITATION OF PROXIES

This management information circular (the "Information Circular") is furnished in connection with the solicitation of proxies by the Management of DEJOUR ENTERPRISES LTD. (the "Corporation") for use at the Annual Meeting (the "Meeting") of shareholders (the "Shareholders") of the Corporation, to be held on Friday, June 3, 2005 at Terminal City Club, 837 West Hastings Street, Vancouver, British Columbia V6C 1B6, at the hour of 9:00 am (Vancouver time) for the purposes set forth in the notice of the Meeting. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by regular employees of the Corporation without special compensation. The cost of solicitation will be borne by the Corporation.

No person is authorized to give any information or to make any representations other than those contained in this Information Circular and, if given or made, such information or representation should not be relied upon as having been authorized.

APPOINTMENT AND USE OF PROXIES

The persons named in the enclosed form of Proxy are officers or director (a "Director") of the Corporation. A Shareholder has the right to appoint a person, who need not be a Shareholder, other than the persons designated in the form of proxy accompanying this Information Circular, as nominee to attend and act for on behalf of such Shareholder at the Meeting and may exercise such right by inserting the name of such person in the blank space provided on the form of proxy or by executing a proxy in a form similar to the enclosed form. If a Shareholder appoints one of the persons designated in the accompanying form of proxy as nominee and does not direct the said nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity has been given to specify how the shares registered in the name of such Shareholder shall be voted, the proxy shall be voted for such matter or matters. The proxy must be signed by the Shareholder or by his attorney in writing, or, if the Shareholder is a Corporation, it must execute under its common seal or signed by a duly authorized officer.

To be effective, forms of proxy must be delivered either to the head office of the Corporation at Suite 1100 - 808 West Hastings Street, Vancouver, British Columbia, V6C 2X4, or to the Corporation's Registrar and Transfer Agent, Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto Ontario M5J 2Y1, Attention: Proxy Department, not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the Meeting.

Completion and delivery of proxies may also be done electronically. Shareholders who wish to complete and deliver proxies electronically are urged to contact Computershare Trust Company of Canada to determine the availability of and instructions for the use of this option.

EXERCISE OF VOTE BY PROXY

The shares represented by proxies at the Meeting will be voted for or against or withheld from voting in accordance with the instructions of the Shareholder, so long as such instructions are certain, on any ballot that may be called for. Where the proxy specifies a choice with respect to any matter to be voted upon, the shares to which the proxy pertains will be voted in accordance with the specification so made. If no choice is specified in the proxy, the persons designated in the accompanying form of proxy will vote for each of the matters proposed by management at the Meeting and described in the notice of the Meeting.

The form of Proxy accompanying this Information Circular confers discretionary authority upon the nominees named therein with respect to amendments or variations to matters identified in the Notice of Annual Meeting of Shareholders and with respect to other matters which may properly come before the Meeting. Management knows of no matter to come before the Meeting other than those referred to in the accompanying notice of Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the shares represented by proxies given in favour of the persons named therein will be voted on such matters in accordance with the best judgment of such persons.

REVOCABILITY OF PROXY

A Shareholder may revoke a proxy (a) by depositing an instrument in writing executed by him or by his attorney authorized in writing (i) at the registered office of the Corporation or its transfer agent at any time up to and including the last business day preceding the day of the Meeting, or an adjournment thereof, at which the proxy is to be used, or (ii) with the Chairman of the Meeting on the day of the Meeting, or an adjournment thereof, or (b) in any other manner permitted by law. Only registered shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must, at least 7 days before the Meeting, arrange for their Nominees to revoke the proxy on their behalf.

Revocation of proxies may also be done electronically. Shareholders who wish to revoke their proxies electronically are urged to contact Computershare Trust Company of Canada to determine the availability of and instructions for the use of this option.

NON-REGISTERED HOLDERS

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Most Shareholders of the Corporation are “non-registered” shareholders because the common shares of the Corporation (the "Common Shares") they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the Common Shares. More particularly, a person is not a registered shareholder in respect of Common Shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the Common Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP's, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has distributed copies of the Notice of Meeting, this Information Circular and the Proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deliver it to the head office of the Corporation or Computershare Trust Company of Canada as provided above;

or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the Management Proxyholders and insert the Non-Registered Holder's name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

In addition, Canadian securities legislation now permits the Corporation to forward meeting materials directly to "non objecting beneficial owners". If the Corporation or its agent has sent these materials directly to you (instead of through a Nominee), your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Nominee holding on your behalf. By choosing to send these materials to you directly, the Corporation (and not the Nominee holding on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper voting instructions.

VOTING SHARES

As at May 2nd, 2005, the issued share capital of the Corporation consisted of 25,728,058 Common Shares. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting.

RECORD DATE

Each holder of Common Shares of record at the close of business on May 2nd, 2005 (the "Record Date") is entitled to cast one vote for each share then held of record unless pursuant to subsection 100(2) of the Business Corporations Act (Ontario) (the "Ontario Act"), a transferee of such shares establishes that he owns shares recorded in the name of a Shareholder otherwise entitled to vote and demands not later than 10 days before the Meeting that his name be substituted for that of the transferor of the shares to him (with respect only to the shares transferred) in which case he is entitled to vote the shares transferred to him instead of the transferor.

PRINCIPAL HOLDERS OF VOTING SHARES

To the knowledge of the Directors and senior officers of the Corporation, the only person or company that beneficially owns, directly or indirectly, or exercises control or discretion over shares carrying more than 10% of the voting rights attached to all outstanding shares of the Corporation is:

Shareholder Name	Number of Shares	Percentage of Issued Shares
Robert L. Hodgkinson	3,900,000(1)	15.2%

(1) 1,965,700 and 1,934,300 of these shares are held by Hodgkinson Equities Corp and 7804 Yukon Inc. respectively. Both companies are private companies controlled by Robert L. Hodgkinson.

ELECTION OF DIRECTORS

The Corporation's board of Directors presently consists of five Directors. The term of office of each of the present Directors expires at the Meeting. At the Meeting, it is intended to fix the number of Directors at five and to elect five Directors for the ensuing year.

The persons named in the accompanying form of proxy intend to vote for the election, as Directors, of the nominees whose names are set forth below. Management does not contemplate that any of the nominees will be unable to serve as Directors but if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy reserve the right to vote for another nominee in their discretion unless authority to vote in the election of Directors is withheld. Each Director elected will hold office until the next annual meeting of the Corporation, or until their successors are appointed.

The names of and other information about the said nominees are as follows:

Name, Country of Ordinary Residence, and Position held with the Corporation(1)	Principal Occupation or Employment and, if not an Elected Director, Occupation During the Past Five Years(1)	Director Since	No. of Shares Beneficially Owned as at May 2nd, 2004(1)
Robert L. Hodgkinson(2), Chief Executive Oficer, Chairman and Director	Chief Executive Officer of the Corporation	June 22, 2004	3,900,000
Douglas W. Cannaday(2), President and Director	President and Chief Operating Officer of the Corporation	July 14, 2004	815,810
Charles A. Hodgkinson Director	CEO of AADCO Automotive Inc.	December 11, 2001	192,977
Lloyd A. Clark Director	Consulting Geological Engineer for major mining companies	February 7, 2005	39,500
Archibald J. Nesbitt(2), Director	Lawyer, Chairman and Director of Bakbone Software Inc. and Southpoint Resources Ltd.	November 24, 2004	504,500

(1)

The information as to place of residence, principal occupation and the number of shares beneficially owned, directly or indirectly, or over which a nominee for Director exercises control or direction, not being within the knowledge of the Corporation, has been furnished by the respective nominees themselves.

(2)

Denotes member of the Corporation's Audit Committee.

No proposed Director is to be elected under any arrangement or understanding between the proposed Director and any other person or company, except the Directors and executive officers of the company acting solely in such capacity.

To the knowledge of the Corporation, no proposed Director:

(a)

is, as at the date of the Information Circular, or has been, within 10 years before the date of the Information Circular, a Director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity,

(i)

was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(ii)

was subject to an event that resulted, after the Director or executive officer ceased to be a Director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(iii)

or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within the 10 years before the date of the Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed Director.

COMPOSITION OF COMPENSATION COMMITTEE

The Board of Directors appointed a compensation committee comprised of Robert L. Hodgkinson, Mathew H. Wong and Douglas W. Cannaday (the “Compensation Committee”). The purpose of the Compensation Committee is to review and evaluate the performance of the Corporation’s officers and employees on an annual basis and to provide the Board with its recommendations for compensation for the ensuing year.

STATEMENT OF EXECUTIVE COMPENSATION

The following table (presented in accordance with the rules (the "Rules”) made under the Securities Act (British Columbia)) sets forth all annual and long term compensation for services in all capacities to the Corporation and its subsidiaries for the three most recently completed financial years (to the extent required by the Rules) in respect of each of the individuals comprised of the Chief Executive Officer and the Chief Financial Officer as at December 31, 2004 and the other three most highly compensated executive officers of the Corporation as at December 31, 2004 whose individual total salary and bonus for the most recently completed financial year exceeded $150,000 and any individual who would have satisfied these criteria but for the fact that individual was not serving as such an officer at the end of the most recently completed financial year (collectively the “Named Executive Officers” or “NEOs”).

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
NEO Name and	Year	Salary	Bonus	Other	Securities	Shares/	LTIP	All
Principal Position		($)	($)	Annual	Under	Units	Payouts	Other
				Compen-	Option/	Subject to	($)	Compen-
				sation	SAR's	Resale		sation
				($)	Granted	Restrictions		($)
					(#)	($)
Robert L.	2004	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Hodgkinson(1),	2003	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Chief Executive	2002	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Officer
Mathew H. Wong(2),	2004	14,030	Nil	Nil	150,000	Nil	Nil	Nil
Chief Financial	2003	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Officer	2002	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Douglas W.	2004	22,500	Nil	Nil	150,000	Nil	Nil	Nil
Cannaday(2),	2003	Nil	Nil	Nil	Nil	Nil	Nil	Nil
President and Chief	2002	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Operating Officer
Dustin A. Elford(3),	2004	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former President and	2003	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Chief Executive	2002	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Officer

(1)

Robert L. Hodgkinson became the CEO on July 14, 2004.

(2)

Mathew H. Wong became the CFO on July 14, 2004.

(3)

Douglas W. Cannaday became the President and COO on December 15 2004

(4)

Dustin A. Elford resigned as President and CEO on July 14, 2004

Long Term Incentive Plan Awards

Long term incentive plan awards ("LTIP") means any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one financial year, whether the performance is measured by reference to financial performance of the Corporation or an affiliate of the Corporation, the price of the Corporation's shares, or any other measure, but does not include option or stock appreciation rights plans or plans for compensation through restricted shares or units. The Corporation did not award any LTIPs to any Named Executive Officer during the most recently completed financial year ended December 31, 2004. There are no pension plan benefits in place for the Named Executive Officer.

Stock Appreciation Rights

Stock appreciation rights ("SARs") means a right, granted by the Corporation or any of its subsidiaries as compensation for services rendered or in connection with office or employment, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of the Corporation's shares. No SARs were granted to, or exercised by, any Named Executive Officer of the Corporation during the most recently completed financial year ended December 31, 2004.

Option/SAR Grants During the Most Recently Completed Financial Year

The following table outlines stock options granted by the Corporation to the Named Executive Officers for the fiscal year ended December 31, 2004:

Name	Securities, Under Options/ SARs Granted (1)	% of Total Options/ SARs Granted to Employees in Financial Year	Exercise or Base Price ($/Security) (2)	Market Value of Securities Underlying Options/SARs on the Date of Grant ($/Security)	Expiration Date
Robert L. Hodgkinson, Chief Executive Officer	Nil	Nil	Nil	Nil	Nil
Mathew H. Wong, Chief Financial Officer	150,000	15.8%	$0.275	$0.275	Oct 31, 2009
Douglas W. Cannaday, President and Chief Operating Officer	150,000	15.8%	$0.275	$0.275	Oct 31, 2009

(1)

The options for common shares are vested over three years from the date of grant.

(2)

The exercise price of stock options is determined by the Board of Directors but shall in no event be less than the trading price of the common shares of the Corporation on the TSX Venture Exchange (the "Exchange") at the time of the grant of the option, less the maximum discount permitted under the regulations of the Exchange or such other price as may be agreed to by the Corporation and approved by the Exchange.

Aggregated Option/SAR Exercises During the Most Recently Completed Financial Year And Financial Year-End Option/SAR Values

The following table sets forth details of all exercises of stock options during the most recently completed financial year by each of the Named Executive Officers, the number of unexercised options held by the Named Executive Officers and the financial year-end value of unexercised options on an aggregated basis.

Name	Securities Acquired on Exercise	Aggregate Value Realized	Unexercised Options/SARs at December 31, 2004 (#) Exercisable / Unexercisable	Value of Unexercised in-the-Money Options/SARs at December 31, 2004(1) ($) Exercisable / Unexercisable
Robert L. Hodgkinson, Chief Executive Officer	Nil	Nil	Nil	Nil
Mathew H. Wong, Chief Financial Officer	Nil	Nil	5,068 / 144,932	$1,647 / $47,103
Douglas Cannaday, President and Chief Operating Officer	Nil	Nil	5,068 / 144,932	$1,647 / $47,103

(1)

The value of unexercised in-the-Money stock options has been determined by subtracting the exercise price at which Common Shares may be acquired pursuant to the exercise of the options from the closing price of the Common Shares on the TSXV of $0.60 on December 31, 2004

Termination of Employment, Changes in Responsibility and Employment Contracts:

The Corporation and its subsidiaries have no employment contracts with any Named Executive Officer.

The Corporation and its subsidiaries have no compensatory plan, contract or arrangement where a Named Executive Officer is entitled to receive more than $100,000 to compensate such executive officers in the event of resignation, retirement or other termination, a change of control of the Corporation or its subsidiaries or a change in responsibilities following a change in control.

Compensation of Directors

During the most recently completed financial year ended December 31, 2004, there were no cash compensation to the Directors. Stock options were granted to the following Directors who are not Named Executive Officers:

Name	Securities, Under Options/ SARs Granted	Exercise or Base Price ($/Security)	Expiration Date
Charles A. Hodgkinson	100,000	$0.275	Oct 31, 2009
Lloyd A. Clark	50,000	$0.275	Oct 31, 2009
Archibald J. Nesbitt	100,000	$0.275	Oct 31, 2009

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

There is no indebtedness of any Director, executive officer, proposed nominee for election as a Director or associate of them, to or guaranteed or supported by the Corporation or any of its subsidiaries either pursuant to an employee stock purchase program of the Corporation or otherwise, during the most recently completed financial year.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of Directors or senior officers of the Corporation at any time since the beginning of the last financial year of the Corporation; the proposed nominees for election as a Director of the Corporation; or any associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matters to be acted upon at the Meeting exclusive of the election of Directors or the appointment of auditors.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person or proposed Director of the Corporation and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which in either such case has materially affected or would materially affect the Corporation.

APPOINTMENT OF AUDITORS

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of LaBonte & Co., Chartered Accountants, of Vancouver, British Columbia, as auditors of the Corporation, to hold office until the close of the next annual general meeting of the Corporation. It is proposed that the remuneration to be paid to the auditors of the Corporation be fixed by the Board of Directors. LaBonte & Co. have been the auditors of the Corporation since February 1, 1999.

MANAGEMENT CONTRACTS

No management functions of the Corporation are performed to any substantial degree by a person other than the Directors or senior officers of the Corporation.

AUDIT COMMITTEE

The Audit Committee's Charter

Mandate

The primary function of the audit committee (the "Committee") is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to regulatory authorities and shareholders, the Corporation’s systems of internal controls regarding finance and accounting and the Corporation’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

·

Serve as an independent and objective party to monitor the Corporation’s financial reporting and internal control system and review the Corporation’s financial statements.

·

Review and appraise the performance of the Corporation’s external auditors.

·

Provide an open avenue of communication among the Corporation’s auditors, financial and senior management and the Board of Directors.

Composition

The Committee shall be comprised of three Directors as determined by the Board of Directors, the majority of whom shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

At least one member of the Committee shall have accounting or related financial management expertise. All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Corporation's Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Corporation's financial statements.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)

Review and update this Charter annually.

(b)

Review the Corporation's financial statements, MD&A and any annual and interim earnings, press releases before the Corporation publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

External Auditors

(a)

Review annually, the performance of the external auditors who shall be ultimately accountable to the Board of Directors and the Committee as representatives of the shareholders of the Corporation.

(b)

Obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Corporation, consistent with Independence Standards Board Standard 1.

(a)

(c)

Review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors.

(d)

Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the external auditors.

(e)

Recommend to the Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval.

(f)

At each meeting, consult with the external auditors, without the presence of management, about the quality of the Corporation’s accounting principles, internal controls and the completeness and accuracy of the Corporation's financial statements.

(g)

Review and approve the Corporation's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Corporation.

(h)

Review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements.

(i)

Review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Corporation’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

i.

the aggregate amount of all such non-audit services provided to the Corporation constitutes not more than five percent of the total amount of revenues paid by the Corporation to its external auditors during the fiscal year in which the non-audit services are provided;

ii.

such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

iii.

such services are promptly brought to the attention of the Committee by the Corporation and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

(a)

In consultation with the external auditors, review with management the integrity of the Corporation's financial reporting process, both internal and external.

(b)

Consider the external auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

(c)

Consider and approve, if appropriate, changes to the Corporation’s auditing and accounting principles and practices as suggested by the external auditors and management.

(d)

Review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments.

(e)

Following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(f)

Review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements.

(g)

Review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented.

(h)

Review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters.

(i)

Review certification process.

Establish a procedure for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Other

Review any related-party transactions.

Composition of the Audit Committee

The following are the members of the Committee:

Robert L. Hodgkinson	Not independent (1)	Financially literate (1)
Douglas W. Cannaday	Not independent (1)	Financially literate (1)
Archibald J. Nesbitt	Independent (1)	Financially literate (1)

(1)

As defined by Multilateral Instrument 52-110 ("MI 52-110").

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 2.4 of MI 52-110 (De Minimis Non-audit Services), or an exemption from MI 52-110, in whole or in part, granted under Part 8 of Multilateral Instrument 52-110.

Pre-Approval Policies and Procedures

The Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading "External Auditors".

External Auditor Service Fees (By Category)

The aggregate fees billed by the Corporation's external auditors in each of the last two fiscal years for audit fees are as follows:

Financial Year Ending	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2004	$11,000	$2,000	NIL	NIL
2003	$3,500	NIL	NIL	NIL

TRANSFER AGENT AND REGISTRAR

Computershare Investor Services Inc. is the transfer agent and registrar for the Common Share.

PARTICULARS OF MATTERS TO BE ACTED UPON

Approval of Increase of Number of Shares Available Under Stock Option Plan

The Corporation's Stock Option Plan (the "Plan") provides that a total of 1,519,192 shares are reserved for issuance upon exercise of stock options granted under the Plan. The Corporation has options outstanding under its Plan to purchase 1,519,192 shares.

On April 15, 2005, the board of directors of the Company recommended and approved the issuance of 282,882 options to certain directors and officers of the Company at a price of $0.66 per share subject to shareholder approval.

As a consequence of these option issuances, in order to ensure that there is an appropriate number of Shares reserved for issuance under the Plan and in order to facilitate the Company's search for and retention of senior management and to provide incentive to the Company's directors, officers, employees, and consultants, it is proposed that the Plan be amended to increase the number of Shares reserved for issuance under the Plan from 1,519,192 Shares to 5,145,612 Shares. If the amendment is approved, there will be 1,802,074 options outstanding to purchase Shares issued under the Plan and 3,343,538 Shares reserved and available for issue under options to be granted under the Plan.

Under the amended Plan, the number of shares which may be reserved for issuance will be as follows:

(a)

to all optionees under the Stock Option Plan in aggregate shall not exceed 20% of the current issued and outstanding share capital;

(b)

to all insiders as a group may not exceed 20% of the issued shares; and

(c)

to any one individual may not exceed:

(i)

5% of the issued shares on a yearly basis; and

(ii)

2% of the issued shares on a yearly basis if the optionee is engaged in investor relations activities or is a consultant.

The full text of the amended Plan will be available for review at Meeting.

Accordingly, at the Meeting, shareholders will be asked to pass a resolution in the following form:

"UPON MOTION IT WAS RESOLVED that the Corporation approve the amendment of the Plan to increase the number of shares reserved for issuance under the Plan from 1,519,192 to 5,145,612".

Since the amended Plan also permits the Directors to reserve up to 20% of the issued shares of the Corporation under options granted to insiders as a group, the Corporation must obtain approval of a majority of the shareholders at the Meeting, excluding insiders and their associates, (the “disinterested shareholders”) to such specific term of the amended Plan.

For the purposes hereof, an "insider" is a Director or senior officer of the Corporation, a Director or senior officer of a company that is itself an insider or subsidiary of the Corporation, or a person whose control, or direct or indirect beneficial ownership, or a combination thereof, over securities of the Corporation extends to securities carrying more than 10% of the voting rights attached to all the Corporation's outstanding voting securities.

Accordingly, at the Meeting, disinterested shareholders will be asked to pass a resolution in the following form:

"UPON MOTION IT WAS RESOLVED by the disinterested shareholders that the Directors have the discretion under the amended Plan to reserve common shares for issue upon exercise of stock options to all optionees who are insiders in aggregate of a maximum of 20% of the issued shares of the Corporation".

Continuance from Ontario to B.C.

The Corporation proposes to continue its jurisdiction of incorporation from the Province of Ontario to the Province of British Columbia (the "Continuance"), as the head office of the Corporation is located in British Columbia.

The Corporation is currently an Ontario corporation organized under and subject to the Ontario Act. Shareholders will be asked at the Meeting to pass a special resolution (the "Continuance Resolution") authorizing the Corporation to be continued as a British Columbia corporation under the BC Act. The Business Corporations Act (British Columbia) replaced the current Company Act (British Columbia) effective March 29, 2004. The BC Act adopts many provisions similar to those contained in corporate legislation elsewhere in Canada, including Ontario.

As an Ontario corporation, the Corporation's charter documents consist of Articles of Incorporation and Bylaws and any amendments thereto to date, all filed under the Ontario Act. The Continuance Resolution provides for approval of the adoption of a British Columbia form of Continuance Application, Notice of Articles and Articles which comply with the requirements of the BC Act to replace the Corporation's current charter documents. The proposed new Notice of Articles and Articles will be substantially similar to the Corporation's Articles of Incorporation and Bylaws, respectively, under the Ontario Act. Copies of the Continuance Application, Notice of Articles, Articles and Bylaws will be available for review by Shareholders by request to the Corporation at Suite 900, 595 Howe Street, Vancouver, B.C. V6C 2T5 (Attention: Corporate Secretary) or at the Meeting.

On completion of the Continuance, the Corporation will cease to be governed by the Ontario Act and will thereafter be deemed to have been formed under the BC Act. The Continuance will not result in any change in the name or business of the Corporation or its assets, liabilities, net worth or management, or have a material adverse effect on its tax position (other than as may apply to Shareholders dissenting to the Continuance Resolution).

Change to Charter Documents

The current authorized capital of the Corporation will change from an unlimited number of common shares without nominal or par value; an unlimited number of special shares without nominal or par value designated as "First Preferred Shares"; and an unlimited number of special shares without nominal or par value designated as "Second Preferred Shares" to an unlimited number of common shares without par value. The quorum requirement for Shareholder meetings will not change.

The following are some of the other differences between the current charter documents of the Corporation and those to be adopted on the Continuation.

Residency Requirements for Directors. Under the Ontario Act, a majority of the directors are required to be resident Canadian. There is no residency requirement under the proposed Articles or under the BC Act.

Increase in the Number of Directors. The proposed Articles permit the directors between annual general meetings to increase the number of directors on the board by one-third of the number otherwise elected or appointed. The existing Bylaws contain no similar provision.

Place of Meetings. Under the existing Bylaws shareholder meetings may be held at any place within or outside Ontario. The proposed Articles will permit the Corporation to hold meetings within British Columbia or, if approved by directors' resolutions prior to the meeting, outside of British Columbia at a place designated by the directors.

Other Differences. Under the BC Act, if the Articles permit, certain alterations to a corporation's capital, name and Articles which would otherwise require the approval of two-thirds of the votes cast at a duly called meeting of shareholders, can be authorized by directors' resolution or, alternatively, by an ordinary resolution of the shareholders. An ordinary resolution is a resolution passed at a meeting by a simple majority of the votes cast.

Under the proposed Articles a change of name of the Corporation can be implemented by directors resolution and the following matters can be authorized by ordinary resolution:

(a)

create one or more classes or series of shares and, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares and alter the identifying name of any of its shares;

(b)

establish, increase, reduce or eliminate the maximum number of shares that the Corporation is authorized to issue out of any class or series of shares;

(c)

if the Corporation is authorized to issue shares of a class of shares with par value, decrease the par value of those shares or if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(d)

change unissued shares with par value into shares without par value or and vice versa or change all or any of its fully paid issued shares with par value into shares without par value;

(e)

create, attach, vary or delete special rights or restrictions for the shares of any class or series of shares, if none of those shares have been issued;

(f)

subdivide all or any of its unissued, or fully paid issued, shares; and

In addition, the proposed Articles permit the directors to authorize alterations to the Articles that are procedural or administrative in nature or are matters that pursuant to the Articles are solely within the directors' powers, control or authority.

The Continuance may give rise to certain material changes in the corporate laws applicable to the Corporation. See "Comparison between B.C. and Ontario Corporate Law" below. The Continuance is not a reorganization, amalgamation or merger. Shareholders’ shareholdings will not be altered by the Continuance (other than with respect to Shareholders dissenting to the Continuance Resolution).

Approval of the Continuance Resolution

The full text of the Continuance Resolution is attached as Schedule "A" to this Information Circular. Approval of the Continuance Resolution will require the affirmative vote of not less than two-thirds of the votes cast by Shareholders present in person or represented by proxy at the Meeting.

PROXIES RECEIVED IN FAVOUR OF MANAGEMENT WILL BE VOTED IN FAVOUR OF THE CONTINUANCE RESOLUTION, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER SHARES ARE TO BE VOTED AGAINST SUCH RESOLUTION.

Comparison between B.C. and Ontario Corporate Law

The following is a summary only of the differences between the BC Act, the statute that will govern the corporate affairs of the Corporation upon the Continuance, and the Ontario Act, the statute which currently governs the corporate affairs of the Corporation.

In approving the Continuance, the Shareholders will be approving the adoption of a Continuance Application, Notice of Articles and Articles for the Corporation and will be agreeing to hold securities in a corporation governed by the BC Act. This Information Circular summarizes some of the differences that could materially affect the rights and obligations of Shareholders after giving effect to the Continuance. In exercising their vote, Shareholders should consider the distinctions between the Ontario Act and the BC Act, only some of which are outlined below.

Notwithstanding the alteration of Shareholders' rights and obligations under the BC Act and the proposed Continuance Application, Notice of Articles and Articles for the Corporation, the Corporation will still be bound by the rules and policies of the TSX Venture Exchange, the British Columbia Securities Commission, the Alberta Securities Commission, the Ontario Securities Commission, and the Commission des valeurs mobilieres du Quebec as well as applicable securities legislation.

Nothing that follows should be construed as legal advice to any particular Shareholder, all of whom are advised to consult their own legal advisors respecting all of the implications of the Continuance.

Charter Documents

Under the BC Act, the charter documents will consist of a Notice of Articles, which sets forth the name of the Corporation and the amount and type of authorized capital, and Articles, which govern the management of the Corporation. The Notice of Articles is filed with the Registrar of Companies and the Articles are filed only with the Corporation’s registered and records office.

Under the Ontario Act, the Corporation has Articles, which set forth the name of the Corporation and the amount and type of authorized capital, and Bylaws, which govern the management of the Corporation. The Articles are filed with the Registrar of Corporations and the Bylaws are filed only with the Corporation’s registered and records office.

The Continuance to British Columbia and adoption of the new Notice of Articles and Articles will not result in any substantive changes to the constitution, powers or management of the Corporation, except as otherwise described herein.

Amendments to Charter Documents

Any substantive change to the corporate charter of a corporation under the BC Act, such as an alteration of the restrictions, if any, of the business carried on by a corporation, a change in the name of a corporation or an increase or reduction of the authorized capital of a corporation requires a special resolution passed by the majority of votes that the Articles of the corporation specify is required, if that specified majority is at least two-thirds and not more than three-quarters of the votes cast on the resolution or, if the Articles do not contain such a provision, a special resolution passed by at least two-thirds of the votes cast on the resolution. Other fundamental changes such as an alteration of the special rights and restrictions attached to issued shares or a proposed amalgamation or continuance of a corporation out of the jurisdiction require a similar special resolution passed by holders of shares of each class entitled to vote at a general meeting of the corporation and the holders of all classes of shares adversely affected by an alteration of special rights and restrictions.

Under the Ontario Act, such changes require a special resolution passed by not less than two-thirds of the votes cast by the shareholders voting on the resolution authorizing the alteration and, where the rights of the holders of a class of shares are affected differently by the alteration than those of the holders of other classes of shares, a special resolution passed by not less than two-thirds of the votes cast by the holders of shares of each class so affected, whether or not they are otherwise entitled to vote. Authorization to amalgamate an Ontario Act corporation requires a special resolution passed by the holders of each class of shares.

Sale of Undertaking

Under the BC Act, a corporation may sell, lease or otherwise dispose of all or substantially all of the undertaking of the corporation if it does so in the ordinary course of its business or if it has been authorized to do so by a special resolution passed by the majority of votes that the Articles of the corporation specify is required, if that specified majority is at least two-thirds and not more than three-quarters of the votes cast on the resolution or, if the Articles do not contain such a provision, a special resolution passed by at least two-thirds of the votes cast on the resolution. As the new Articles will not contain such a provision, a two-thirds majority vote will be required in the event of a sale of the Corporation's undertaking.

The Ontario Act requires approval of the holders of shares of each class or series of a corporation represented at a duly called meeting by not less than two-thirds of the votes cast upon a special resolution for a sale, lease or exchange of all or substantially all of the property (as opposed to the 'undertaking') of the corporation. While the shareholder approval thresholds will be the same under the BC Act as under the Ontario Act, there are differences in the nature of the sale which requires such approval (i.e.), a sale of all or substantially all of the 'property' under the Ontario Act and of all or substantially all of the 'undertaking' under the BC Act.

Rights of Dissent and Appraisal

The BC Act provides that shareholders who dissent to certain actions being taken by a corporation may exercise a right of dissent and require the corporation to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable in respect of:

(a)

a resolution to alter the Articles to alter restrictions on the powers of the corporation or on the business it is permitted to carry on;

(b)

a resolution to adopt an amalgamation agreement;

(c)

a resolution to approve an amalgamation into a foreign jurisdiction;

(d)

a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)

a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the corporation 's undertaking;

(f)

a resolution to authorize the continuation of the corporation into a jurisdiction other than British Columbia;

(g)

any other resolution, if dissent is authorized by the resolution; or

(h)

any court order that permits dissent.

The Ontario Act contains a similar dissent remedy, although the procedure for exercising this remedy is different than that contained in the BC Act. The dissent provisions of the Ontario Act are set forth in Schedule "B" to this Information Circular.

Oppression Remedies

Under the BC Act, a shareholder of a corporation has the right to apply to court on the grounds:

(a)

that the affairs of the corporation are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders, including the applicant, or

(b)

that some act of the corporation has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, including the applicant.

On such an application, the court may make such order as it sees fit including an order to prohibit any act proposed by the corporation.

The Ontario Act contains rights that are substantially broader in that they are available to a larger class of complainants. Under the Ontario Act, a shareholder, former shareholder, director, former director, officer, former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy may apply to a court for an order to rectify the matters complained of where, in respect of a corporation or any of its affiliates, any act or omission of the corporation or its affiliates effects a result, or the business or affairs of the corporation or its affiliates are or have been exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any security holder, creditor, director or officer.

Shareholder Derivative Actions

Under the BC Act, a shareholder or director of a corporation may, with leave of the court, bring an action in the name and on behalf of the corporation to enforce a right, duty or obligation owed to the corporation that could be enforced by the corporation itself or to obtain damages for any breach of such a right, duty or obligation.

A broader right to bring a derivative action is contained in the Ontario Act, and this right extends also to officers, former shareholders, former directors and former officers of a corporation or any of its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, the Ontario Act permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries.

Requisition of Meetings

Both the BC Act and the Ontario Act provide that shareholders of a corporation holding not less than 5% of the issued voting shares of a corporation may give notice to the directors requiring them to call and hold a meeting.

Place of Meetings

Under the BC Act, meetings of shareholders are required to be held in British Columbia unless:

(a)

a location outside of British Columbia is provided for in the Articles;

(b)

the Articles do not restrict the corporation from approving a location outside of British Columbia for the holding of the general meeting and the location for the meeting is:

(i)

approved by the resolution required by the Articles for that purpose; or

(ii)

if no resolution is required for that purpose by the Articles, approved by ordinary resolution; or

(c)

the location for the meeting is approved in writing by the Registrar of Companies before the meeting is held.

The Ontario Act permits meetings of shareholders to be held inside or outside Ontario.

Directors

The BC Act and Ontario Act both provide that a public corporation must have a minimum of three directors. The Ontario Act does not have a provincial residency requirement for directors and the BC Act has neither Canadian nor provincial residency requirements for directors.

Rights of Dissent of Shareholders to the Continuance

The Corporation is subject to the provisions of the Ontario Act. Under the provisions of the Ontario Act, Shareholders are entitled to dissent to the Continuance Resolution and, if such resolution(s) becomes effective, to be paid the "fair value" of his or her Common Shares. "Fair value" will be determined as of the close of business on the day prior to the day on which such resolution(s) is adopted (the "Adoption Date"). A dissenting Shareholder may only dissent with respect to all the Common Shares held by him or her on behalf of any one beneficial owner and registered in the name of the dissenting Shareholder.

The following summary of the rights of a Shareholder of the Corporation to dissent is not a comprehensive statement of the procedures to be followed by a Shareholder of the Corporation who seeks payment of the fair value of such Shareholder's Common Shares and is qualified in its entirety by reference to Section 185 of the Ontario Act. A registered Shareholder of the Corporation who intends to exercise his right of dissent and appraisal should carefully comply with the provisions of this Section. Failure to comply with the provisions of this Section and to adhere to the strict procedures established therein may result in the loss of all rights thereunder.

Persons who are beneficial owners of the Common Shares of the Corporation registered in the name of a broker, custodian, nominee, trustee or other intermediary who wish to dissent should be aware that only the registered holders of such Common Shares are entitled to dissent. Accordingly, a beneficial owner of Common Shares who desires to exercise this right must make arrangements for the Common Shares beneficially owned by him to be registered in his name prior to the time the written objection to a shareholder resolution is required to be received by the Corporation or, alternatively, make arrangements for the registered holder of his Common Shares to dissent on his behalf.

In order to dissent to the Continuance, a Shareholder is required to send to the Corporation at Suite 900, 595 Howe Street, Vancouver, B.C. V6C 2T5 (Attention: Corporate Secretary), at or before the Meeting, a written objection (an "Objection Notice") to the resolution(s) to approve such transaction(s). A vote against the Continuance Resolution, an abstention or the execution or exercise of a proxy to vote against the Continuance Resolution does not constitute such a written objection, but a Shareholder need not vote his or her Common Shares against the Continuance Resolution in order to object.

Within 10 days after the approval of the Continuance Resolution by the Shareholders, the Corporation will send to each Shareholder who has filed an Objection Notice a notice stating that the Continuance Resolution has been adopted (the "Notice"). A Notice is not required to be sent to any Shareholder who voted for the Continuance Resolution, as the case may be, or who has withdrawn his or her Objection Notice.

Within 20 days after receipt of the Notice or if no Notice is received by the dissenting Shareholder, within 20 days after the Shareholder learns that the Continuance Resolution has been adopted, the dissenting Shareholder is required to send a written notice to the Corporation containing the Shareholder’s name and address, the number of Common Shares held by him or her in respect of which he or she dissents and a demand for payment of the fair value of such Common Shares (the "Demand for Payment"). Within 30 days after sending a Demand for Payment to the Corporation, the Shareholder must send to the Corporation the share certificate(s) representing his or her Common Shares. The share certificate(s) will be endorsed by the Corporation with a notice that the holder is a dissenting Shareholder and will be returned to the dissenting Shareholder.

A dissenting Shareholder who fails to forward an Objection Notice, Demand for Payment or share certificate(s) to the Corporation within the times required loses any right to make a claim for payment of the fair value of his or her Common Shares.

No later than seven days after the later of the effective date (the "Resolution Effective Date") of the Continuance Resolution, as the case may be, or the date the Corporation receives the Demand for Payment, the Corporation will send to each dissenting Shareholder a written offer (the "Offer to Purchase") to pay for the Common Shares in an amount considered by the directors of the Corporation to be the fair value of those Common Shares, accompanied by a statement showing how the fair value was determined. Every Offer to Purchase shall be on the same terms.

Dissenting Shareholders who accept the Offer to Purchase will be paid within 10 days following such acceptance. The Offer to Purchase lapses if the Corporation does not receive acceptance within 30 days after the date on which the Offer to Purchase is made.

If the Corporation fails to make the Offer to Purchase, or the dissenting Shareholder fails to accept the Offer to Purchase, the Corporation may apply to a court to fix a fair value for the Common Shares within 50 days after the Resolution Effective Date or within such further period as the court may allow. If the Corporation fails to make such an application, a dissenting Shareholder has the right to so apply within a further period of 20 days or within such further period as the court may allow. The applications referred to above shall be made to a court having jurisdiction in the place where the Corporation has its head office or in the province where the dissenting Shareholder resides if the Corporation carries on business in that province. All dissenting Shareholders whose Common Shares have not been purchased by the Corporation will be joined as parties to the application and will be bound by the decision of the court. The court may determine whether any person is a dissenting Shareholder who should be joined as a party and the court will fix a fair value for the Common Shares of all dissenting Shareholders.

A dissenting Shareholder who complies with each of the steps required to dissent effectively is deemed to have transferred his or her Common Shares to the Corporation for cancellation on the Resolution Effective Date and is entitled to be paid the fair value of the Common Shares in respect of which he or she dissents determined as of the close of business on the day before the Adoption Date.

If the Continuance, as the case may be, is proceeded with, a dissenting Shareholder who is ultimately not entitled to be paid fair value for his or her Common Shares for any reason, including as a result of the withdrawal of his or her Demand for Payment before the Corporation sends an Offer to Purchase, or the failure of the dissenting Shareholder to comply with each of the steps required to dissent effectively, shall be reinstated as a Shareholder of the Corporation. Otherwise, a dissenting Shareholder shall, as at and from the date the Shareholder sends the Demand for Payment, cease to have any rights as a Shareholder of the Corporation other than the right to be paid the fair value of his or her Common Shares.

The above is only a summary of the provisions of section 185 of the Ontario Act. Shareholders considering exercising a right of dissent should specifically refer to section 185 of the Ontario Act. As failure to comply strictly with the provisions of the statute may prejudice the

Shareholder’s right of dissent, it is suggested that any Shareholder seeking to exercise such right obtain his or her own legal advice as to the manner of exercising such right and the implications thereof for the Shareholder.

Notwithstanding the approval of the Continuance Resolution by the Shareholders, the Corporation's directors may abandon the Continuance without further approval from the Shareholders. If the Continuance is abandoned, the Corporation’s jurisdiction of incorporation will remain under the Ontario Act.

GENERAL

On any ballot that may be called for with respect to the matters described in the notice calling the Meeting, the shares represented by each properly executed proxy appointing one of the persons named by management in the accompanying form of proxy will be voted in the fixing of the number of directors, the election of the named directors, and the appointment of auditors and the fixing of their remuneration, unless the specifications in the proxy direct the shares to be withheld from voting.

The accompanying form of proxy, when properly signed, confers discretionary authority with respect to amendments or variations to matters identified in the accompanying notice of the meeting and other matters that may properly come before the Meeting. The management of the Corporation presently knows of no such amendments, variations or other matters to come before the Meeting.

The contents of this circular and the sending of same to each director and shareholder of the Corporation and to the auditors of the Corporation have been approved by the directors of the Corporation.

ADDITIONAL INFORMATION

Additional information relating to the Corporation is on SEDAR at www.sedar.com. Shareholders may contact the Corporation at Suite 1100 – 808 West Hastings Street,Vancouver, BC V6C 2X4 to request copies of the Corporation’s financial statements and MD&A.

Financial information is provided in the Corporation’s comparative financial statements and MD&A for its most recently completed financial year which are filed on SEDAR.

OTHER MATTERS

Management of the Corporation is not aware of any other matter to come before the Meeting other than as set forth in the notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

DATED at Vancouver, British Columbia, the 2nd day of May, 2005.

APPROVED BY THE BOARD OF DIRECTORS

"Robert L. Hodgkinson"

Robert L. Hodgkinson
Director, Chairman and Chief Executive Officer

SCHEDULE "A"

CONTINUANCE RESOLUTION

BE IT RESOLVED, as a special resolution, that:

1.

the Corporation be authorized to prepare a Continuation Application and Notice of Articles respecting the proposed Continuance of the Corporation from Ontario to British Columbia and that any one director or officer be authorized to do all that is required to complete the Continuance to British Columbia and any one director or officer be authorized to determine the form of such documents required in respect thereof, including any supplements or amendments thereto, including, without limitation, the Continuation Application and Notice of Articles and the documents referred to below;

2.

the Corporation be authorized to make such application as may be necessary to the Director of Corporations to permit such Continuance in accordance with section 180 of the Ontario Act;

3.

the Corporation be authorized to make application to the Registrar of Companies to permit such Continuance in accordance with section 302 of the BC Act;

4.

the Corporation make application to the appropriate authorities in the Province of British Columbia for consent to be continued into and registered as a "corporation" pursuant to the BC Act under the name "Dejour Enterprises Ltd." or such other name as may be acceptable to the TSX Venture Exchange and the Registrar of Companies;

5.

effective on the date of such Continuance under the BC Act, the Corporation adopt a Notice of Articles, authorizing an unlimited number of common shares without par value, and Articles, on substantially the terms set out in the draft Notice of Articles and Articles made available to the Corporation's Shareholders for review, as set out in the Information Circular, in substitution for the existing Articles and Bylaws of the Corporation;

6.

notwithstanding the passage of this special resolution by the Shareholders of the Corporation, the board of directors of the Corporation, without further notice to or approval of the Shareholders of the Corporation, may decide not to proceed with the Continuance or otherwise give effect to this special resolution, at any time prior to the Continuance becoming effective; and

7.

any one director or officer of the Corporation be and is hereby authorized and directed for and in the name and on behalf of the Corporation to execute and deliver all other documents, instruments and agreements and take such other action as such director or officer may determine, in his sole discretion, to be necessary or desirable to implement this special resolution or otherwise in connection with the matters authorized or contemplated hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents, instruments or agreements and the taking of any such action.

SCHEDULE "B"

SECTION 185 OF THE ONTARIO ACT

185.(1) Rights of dissenting shareholders

185. 185 (1) Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

amalgamate with another corporation under sections 175 and 176;

be continued under the laws of another jurisdiction under section 181; or

sell, lease or exchange all or substantially all its property under subsection 184 (3)

a holder of shares of any class or series entitled to vote on the resolution may dissent. 185.(2)Idem

185.(2) If a corporation resolves to amend its articles in a manner referred to in subsection 170 (1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in, clause 170 (1) (a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or subsection 170 (5) or (6).

185.(3) Exception

185.(3) A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment, amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.

185.(4) Shareholder's right to be paid fair value

185.(4) In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.

185.(5) No partial dissent

185.(5) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

185.(6) Objection

185.(6) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent.

185.(7) Idem

185.(7) The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).

185.(8) Notice of adoption of resolution

185.(8) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.

185.(9) Idem

185.(9) A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.

185.(10) Demand for payment of fair value

185.(10) A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

(a)

the shareholder's name and address;

(b)

the number and class of shares in respect of which the shareholder dissents; and

(c)

a demand for payment of the fair value of such shares.

185.(11) Certificates to be sent in

185.(11) Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

185.(12) Idem

185.(12) A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section.

185.(13) Endorsement

185.(13) A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

185.(14) Rights of dissenting shareholder

185.(14) On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where, the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

the directors revoke a resolution to amend the articles under subsection 168 (3), terminate an amalgamation agreement under subsection 176 (5) or an application for continuance under subsection 181 (5), or abandon a sale, lease or exchange under subsection 184 (8), in which case the dissenting shareholder's rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee.

185.(15) Ofer to pay

185.(15) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice, a written offer to pay for the dissenting shareholder's shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

185.(16) Idem

185.(16) Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.

185.(17) Idem

185.(17) Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

185.(18) Application to court to fix fair value

185.(18) Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

185.(19) Idem

185.(19) If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

185.(20) Idem

185.(20) A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).

185.(21) Costs

185.(21) If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.

185.(22) Notice to shareholders

185.(22) Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given, has sent to the corporation the notice referred to in subsection (10); and

has not accepted an offer made by the corporation under subsection (15), if such an offer was made,

of the date, place and consequences of the application and of the dissenting shareholder's right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.

185.(23) Parties joined

185.(23) All dissenting shareholders who satisfy the conditions set out in clauses (22) (a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.

185.(24) Idem

185.(24) Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.

185.(25) Appraisers

185.(25) The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

185.(26) Final order

185.(26) The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22) (a) and (b).

185.(27) Interest

185.(27) The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

185.(28) Where corporation unable to pay

185.(28) Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

185.(29) Idem

185.(29) Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may, withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder's full rights are reinstated; or

retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

185.(30) Idem

185.(30) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,

the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities. R.S.O. 1990, c. B.16, s. 185 (1-30).

185.(30) Court order

185.(31) Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.

185.32 Commission may appear

185.(32) The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation. 1994, c. 27, s. 71 (24).